Exhibit 99.1

CINCINNATI BELL INC. ANNOUNCES EXPIRATION AND RESULTS OF CONSENT SOLICITATIONS
FOR 7.000% SENIOR NOTES DUE 2024 AND 8.000% SENIOR NOTES DUE 2025

CINCINNATI, Ohio (July 6, 2020) – Cincinnati Bell Inc. (“Cincinnati Bell” or the “Company”) today announced the expiration and results of its previously announced consent solicitations (the “Consent Solicitations”) with respect to certain proposed amendments to (i) the indenture, dated as of September 22, 2016 (as supplemented or amended, the “2024 Notes Indenture”), governing its 7.000% Senior Notes due 2024 (the “2024 Notes”) and (ii) the indenture, dated as of October 6, 2017 (as supplemented or amended, the “2025 Notes Indenture,” and together with the 2024 Notes Indenture, the “Indentures”), governing its 8.000% Senior Notes due 2025 (the “2025 Notes,” and together with the 2024 Notes, the “Notes”).

The Consent Solicitations were made pursuant to the terms and subject to the conditions set forth in the consent solicitation statement, dated June 15, 2020 (as supplemented by the Company’s press release, dated June 22, 2020, the Company’s press release, dated June 25, 2020, the supplement to the consent solicitation statement, dated June 25, 2020 and the Company’s press release, dated June 30, 2020, the “Consent Solicitation Statement”). All capitalized terms used in this press release but not defined herein have the meaning given to them in the Consent Solicitation Statement.

The Consent Solicitations expired at 5:00 p.m., New York City time, on July 2, 2020 (the “Expiration Time”). As of the Expiration Time and according to information received by D.F. King & Co., Inc., approximately 90.00% of the outstanding 2024 Notes, and approximately 85.00% of the outstanding 2025 Notes, had been validly consented to and not revoked in the Consent Solicitations. The Company has obtained the Requisite Consents for the Proposed Amendments to each Indenture.

Subject to the terms and conditions in the Consent Solicitation Statement, all holders who validly delivered (and did not validly revoke) their consents on or prior to the Effective Date are eligible to receive (i) with respect to the 2024 Notes, an aggregate cash payment of $2,812,500, on a pro rata basis (based on aggregate principal amount of 2024 Notes for which consents have been validly delivered and not revoked), and (ii) with respect to the 2025 Notes, an aggregate cash payment of $1,050,000, on a pro rata basis (based on aggregate principal amount of 2025 Notes for which consents have been validly delivered and not revoked). The Company expects to make such payment substantially concurrently with the consummation of the Acquisition. The Company expects the Acquisition to be consummated in the first half of 2021, subject to the satisfaction of customary closing conditions; however, no assurance is made as to the timing and likelihood of completion of the Acquisition.

The Company, the Guarantors and the trustee have executed the Proposed Amendments Supplemental Indentures containing the Proposed Amendments and the Optional Redemption Provision.  The Proposed Amendments (i) amend the definition of “Change of Control” in the Indentures so that the Acquisition would not constitute a Change of Control and (ii) add a definition of, and designate certain persons, including MIRA and its affiliates and Ares and its affiliates, as “Permitted Holders.” In addition, the Proposed Amendments Supplemental Indentures contemplate that the Company, the Guarantors and the applicable trustee will enter into additional supplemental indentures and certain other agreements and instruments to secure the Notes and the related guarantees equally and ratably with the Senior Secured Credit Facilities (subject to certain limited exceptions), which facilities are expected to be entered into in connection with the Acquisition. The applicable Proposed Amendments Supplemental Indentures will not become operative until immediately prior to the consummation of the Acquisition and upon the occurrence of certain conditions described in the Proposed Amendments Supplemental Indentures, including payment of the Consent Fees.

This press release is for informational purposes only and the Consent Solicitations were made solely on the terms and subject to the conditions set forth in the Consent Solicitation Statement. Further, this press release does not constitute an offer to sell or the solicitation of an offer to buy the Notes or any other securities. The Consent Solicitation Statement did not constitute a solicitation of Consents in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such solicitation under applicable federal securities or blue sky laws.

Goldman Sachs & Co. LLC acted as solicitation agent for the Consent Solicitations and can be contacted at its telephone numbers set forth on the back cover page of Consent Solicitation Statement with questions regarding the Consent Solicitations. D.F. King & Co., Inc. served as the Information and Tabulation Agent in the Consent Solicitations, and can be contacted at (212) 269-5550 (banks and brokers), (866) 388-7452 (all others, toll free), or email at cbb@dfking.com.

About Cincinnati Bell Inc.

With headquarters in Cincinnati, Ohio, Cincinnati Bell Inc. (NYSE: CBB) delivers integrated communications solutions to residential and business customers over its fiber-optic and copper networks including high-speed internet, video, voice and data. Cincinnati Bell provides service in areas of Ohio, Kentucky, Indiana and Hawaii. In addition, enterprise customers across the United States and Canada rely on CBTS and OnX for efficient, scalable office communications systems and end-to-end IT solutions. For more information, please visit www.cincinnatibell.com. The information on Cincinnati Bell’s website is not incorporated by reference in this press release.

Cautionary Statement Regarding Forward-Looking Statements

Certain of the statements in this communication contain forward-looking statements regarding future events and results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “will,” “may,” “proposes,” “potential,” “could,” “should,” “outlook,” or variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of future financial performance, anticipated growth and trends in businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned that these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: (i) the risk that the Acquisition may not be completed in a timely manner or at all; (ii) the possibility that any or all of the various conditions to the consummation of the Acquisition may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Acquisition, including in circumstances which would require Cincinnati Bell to pay a termination fee or other expenses; (iv) the effect of the announcement or pendency of the Acquisition on Cincinnati Bell’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (v) risks related to diverting management’s attention from Cincinnati Bell’s ongoing business operations; (vi) the risk that shareholder litigation in connection with the Acquisition may result in significant costs of defense, indemnification and liability; (vii) risks related to the recent outbreak of COVID-19 (more commonly known as the Coronavirus), including the risk that the receipt of certain approvals required to consummate the Acquisition may be delayed; and (viii) (A) those discussed in Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Form 8-K reports, and (B) those discussed in other documents Cincinnati Bell filed with the SEC. Actual results may differ materially and adversely from those expressed in any forward-looking statements. Cincinnati Bell undertakes no, and expressly disclaims any, obligation to revise or update any forward-looking statements for any reason, except as required by applicable law.

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For further information please contact:

Media – Cincinnati Bell: Josh Pichler Senior Manager, Communications and Media Tel: (513) 565-0310 Email: Josh.Pichler@cinbell.com	Investors – Cincinnati Bell: Josh Duckworth Vice President of Treasury, Corporate Finance and Investor Relations Tel: (513) 397-2292 Email: Joshua.Duckworth@cinbell.com